FIST1 P1 07/18

SUPPLEMENT DATED JULY 27, 2018

TO THE PROSPECTUS DATED MARCH 1, 2018

OF

FRANKLIN INVESTORS SECURITIES TRUST

(Franklin Convertible Securities Fund)

The prospectus is amended as follows:

I.           The following paragraph is added to  the “Fund Summary” and “Fund Details” sections for the Franklin Convertible Securities Fund to read:

Effective at the close of market (1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier) on August 29, 2018, the Fund will be closed to new investors. Existing investors who had an open and funded account on August 29, 2018 can continue to invest through exchanges and additional purchases. The following categories of investors can continue to open new accounts in the Fund: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on August 29, 2018; (2) employer sponsored retirement plans or benefit plans and their participants where the Fund was available to participants in such plans prior to the close of market on August 29, 2018; (3) employer sponsored retirement plans or benefit plans that approved the Fund as an investment option prior to the close of market on August 29, 2018, but that have not opened an account as of that date, provided that the initial account is opened with the Fund on or prior to February 28, 2019; (4) other Franklin Templeton Funds and Funds for which Franklin Templeton investment managers provide advisory or sub-advisory services upon prior approval by the Fund’s investment manager; (5) trustees and officers of the Trust; and (6) members of the Fund’s portfolio management team. The Fund may restrict, reject or cancel any purchase order, including an exchange request, and reserves the right to modify this policy at any time.

Please retain this supplement with your prospectus for future reference.